ALLMERICA INVESTMENT TRUST

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001


The following is added at end of the section entitled "Purchase, Redemption and Pricing":

Excessive trading of Fund shares in response to short-term fluctuations in the market - also known as "market timing" - may make it very difficult to manage a Fund's investments and raise its expenses. To deter such activity, the Fund does not permit frequent trading or market timing in order to protect the interests of other investors. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm the Fund's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because it is not possible to predict how much cash the Fund will have to invest. When in the Manager's or the sub-adviser's opinion such activity would have a disruptive effect on portfolio management or harm other investors, each Fund reserves the right to refuse or cancel purchase orders and exchanges into the Fund by any person, group or commonly controlled account. This trading policy applies to contract holders and policy holders notwithstanding any contrary provisions in your insurance contract. The terms of your insurance contract may also restrict your ability to trade among the investment options available under your contract or policy.




                             DATED: FEBRUARY 1, 2002